Exhibit 99.3


                                                              March 5, 2002



The Bank of New York, as Trustee
101 Barclay Street
New York, New York  10286

                      Re: Chase Credit Card Master Trust
                          ------------------------------

Ladies and Gentlemen:

          We have acted as counsel to JPMorgan Chase Bank (formerly the Chase Manhattan Bank), a banking corporation organized under the laws of the State of New York ("JPMorgan Chase") and Chase Manhattan Bank USA, National Association, a national banking association ("Chase USA"), in connection with the First Omnibus Amendment to the Series Supplements, dated as of March 1, 2002 and the Second Amendment, dated as of March 1, 2002 (collectively, the "Amendments") to the Third Amended and Restated Pooling and Servicing Agreement, dated as of November 15, 1999 (the "Pooling and Servicing Agreement"), by and among the Transferor, as transferor on and after June 1, 1996, JPMorgan Chase Bank, as transferor prior to June 1, 1996 and as Servicer, and The Bank of New York, a New York banking corporation, as Trustee, and as amended by the First Amendment thereto, dated as of March 31, 2001 and as supplemented by the Series Supplements to the Pooling and Servicing Agreement listed on Schedule I hereto (collectively, the "Supplements", and together with the Pooling and Servicing Agreement, the "Agreements"). All capitalized terms not otherwise defined herein are used as defined in the Pooling and Servicing Agreement.


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The Bank of New York               -2-                            March 5, 2002



          We have examined the Agreements. In addition, we have examined, and relied as to matters of fact upon, originals or copies, certified or otherwise identified to our satisfaction, of such corporate records, agreements, documents and other instruments and such certificates or comparable documents of public officials and of officers and representatives of JPMorgan Chase and Chase USA, and have made such other and further investigations, as we have deemed relevant and necessary as a basis for the opinion hereinafter set forth.

          In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as duplicates or certified or conformed, and the authenticity of the originals of such latter documents. In addition, we have assumed that the Agreements have been duly authorized, executed and delivered by the respective parties thereto other than JPMorgan Chase and Chase USA, that such other parties have the legal power to act in the capacities in which they are to act under the Agreements and that the Agreements constitute valid and legally binding obligations of such other parties.

          Based upon the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion that the Amendments comply in all respects with the requirements for amendment set forth in the Pooling and Servicing Agreement.

          We are members of the Bar of the State of New York, and we do not express any opinion herein concerning any law other than the law of the State of New York and the federal law of the United States.


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The Bank of New York               -3-                            March 5, 2002


          This opinion letter is rendered to you in connection with the above described transaction. This opinion letter may not be relied upon by you for any other purpose, or relied upon by, or furnished to, any other person, firm or corporation without our prior written consent.

                                        Very truly yours,

                                        /s/ Simpson Thacher & Bartlett

                                        SIMPSON THACHER & BARTLETT


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                                                                    Schedule I


1. Series 1995-2 Supplement to the Pooling and Servicing Agreement, dated as of October 19, 1995, by and among JPMorgan Chase Bank (formerly known as the Chase Manhattan Bank) as Transferor and Servicer and The Bank of New York, as Trustee.

2. Series 1995-3 Supplement to the Pooling and Servicing Agreement, dated as of November 21, 1995, by and among JPMorgan Chase Bank (formerly known as the Chase Manhattan Bank) as Transferor and Servicer and The Bank of New York, as Trustee.

3. Series 1995-4 Supplement to the Pooling and Servicing Agreement, dated as of November 29, 1995, by and among JPMorgan Chase Bank (formerly known as the Chase Manhattan Bank) as Transferor and Servicer and The Bank of New York, as Trustee.

4. Series 1996-1 Supplement to the Pooling and Servicing Agreement, dated as of January 23, 1996, by and among JPMorgan Chase Bank (formerly known as the Chase Manhattan Bank) as Transferor and Servicer and The Bank of New York, as Trustee.

5. Series 1996-2 Supplement to the Pooling and Servicing Agreement, dated as of January 23, 1996, by and among JPMorgan Chase Bank (formerly known as the Chase Manhattan Bank) as Transferor and Servicer and The Bank of New York, as Trustee.

6. Series 1996-3 Supplement to the Pooling and Servicing Agreement, dated as of May 30, 1996, by and among JPMorgan Chase Bank (formerly known as the Chase Manhattan Bank) as Transferor and Servicer and The Bank of New York, as Trustee.

7. Series 1996-4 Supplement to the Pooling and Servicing Agreement, dated as of November 14, 1996, by and among Chase Manhattan Bank USA, National Association as Transferor on and after June 1, 1996, JPMorgan Chase Bank (formerly known as the Chase Manhattan Bank) as Transferor prior to June 1, 1996 and Servicer and The Bank of New York, as Trustee.

8. Series 1997-1 Supplement to the Pooling and Servicing Agreement, dated as of February 24, 1997, by and among Chase Manhattan Bank USA, National Association as Transferor on and after June 1, 1996, JPMorgan Chase Bank (formerly known as the Chase Manhattan Bank) as Transferor prior to June 1, 1996 and Servicer and The Bank of New York, as Trustee.

9. Series 1997-2 Supplement to the Pooling and Servicing Agreement, dated as of August 18, 1997, by and among Chase Manhattan Bank USA, National Association as Transferor on and after June 1, 1996, JPMorgan Chase Bank (formerly known as the Chase Manhattan Bank) as Transferor prior to June 1, 1996 and Servicer and The Bank of New York, as Trustee.

10. Series 1997-3 Supplement to the Pooling and Servicing Agreement, dated as of September 22, 1997, by and among Chase Manhattan Bank USA, National Association

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                                                                             2

         as Transferor on and after June 1, 1996, JPMorgan Chase Bank (formerly known as the Chase Manhattan Bank) as Transferor prior to June 1, 1996 and Servicer and The Bank of New York, as Trustee.

11. Series 1997-4 Supplement to the Pooling and Servicing Agreement, dated as of December 8, 1997, by and among Chase Manhattan Bank USA, National Association as Transferor on and after June 1, 1996, JPMorgan Chase Bank (formerly known as the Chase Manhattan Bank) as Transferor prior to June 1, 1996 and Servicer and The Bank of New York, as Trustee.

12. Series 1997-5 Supplement to the Pooling and Servicing Agreement, dated as of December 23, 1997, by and among Chase Manhattan Bank USA, National Association as Transferor on and after June 1, 1996, JPMorgan Chase Bank (formerly known as the Chase Manhattan Bank) as Transferor prior to June 1, 1996 and Servicer and The Bank of New York, as Trustee.

13. Series 1998-1 Supplement to the Pooling and Servicing Agreement, dated as of February 12, 1998, by and among Chase Manhattan Bank USA, National Association as Transferor on and after June 1, 1996, JPMorgan Chase Bank (formerly known as the Chase Manhattan Bank) as Transferor prior to June 1, 1996 and Servicer and The Bank of New York, as Trustee.

14. Series 1998-2 Supplement to the Pooling and Servicing Agreement, dated as of March 9, 1998, by and among Chase Manhattan Bank USA, National Association as Transferor on and after June 1, 1996, JPMorgan Chase Bank (formerly known as the Chase Manhattan Bank) as Transferor prior to June 1, 1996 and Servicer and The Bank of New York, as Trustee.

15. Series 1998-3 Supplement to the Pooling and Servicing Agreement, dated as of May 1, 1998, by and among Chase Manhattan Bank USA, National Association as Transferor on and after June 1, 1996, JPMorgan Chase Bank (formerly known as the Chase Manhattan Bank) as Transferor prior to June 1, 1996 and Servicer and The Bank of New York, as Trustee.

16. Series 1998-4 Supplement to the Pooling and Servicing Agreement, dated as of July 28, 1998, by and among Chase Manhattan Bank USA, National Association as Transferor on and after June 1, 1996, JPMorgan Chase Bank (formerly known as the Chase Manhattan Bank) as Transferor prior to June 1, 1996 and Servicer and The Bank of New York, as Trustee.

17. Series 1998-5 Supplement to the Pooling and Servicing Agreement, dated as of September 24, 1998, by and among Chase Manhattan Bank USA, National Association as Transferor on and after June 1, 1996, JPMorgan Chase Bank (formerly known as the Chase Manhattan Bank) as Transferor prior to June 1, 1996 and Servicer and The Bank of New York, as Trustee.

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                                                                             3

18. Series 1998-6 Supplement to the Pooling and Servicing Agreement, dated as of November 24, 1998, by and among Chase Manhattan Bank USA, National Association as Transferor on and after June 1, 1996, JPMorgan Chase Bank (formerly known as the Chase Manhattan Bank) as Transferor prior to June 1, 1996 and Servicer and The Bank of New York, as Trustee.

19. Series 1999-1 Supplement to the Pooling and Servicing Agreement, dated as of March 4, 1999, by and among Chase Manhattan Bank USA, National Association as Transferor on and after June 1, 1996, JPMorgan Chase Bank (formerly known as the Chase Manhattan Bank) as Transferor prior to June 1, 1996 and Servicer and The Bank of New York, as Trustee.

20. Series 1999-2 Supplement to the Pooling and Servicing Agreement, dated as of July 15, 1999, by and among Chase Manhattan Bank USA, National Association as Transferor on and after June 1, 1996, JPMorgan Chase Bank (formerly known as the Chase Manhattan Bank) as Transferor prior to June 1, 1996 and Servicer and The Bank of New York, as Trustee.

21. Series 1999-3 Supplement to the Pooling and Servicing Agreement, dated as of September 29, 1999, by and among Chase Manhattan Bank USA, National Association as Transferor on and after June 1, 1996, JPMorgan Chase Bank (formerly known as the Chase Manhattan Bank) as Transferor prior to June 1, 1996 and Servicer and The Bank of New York, as Trustee.

22. Series 2000-1 Supplement to the Pooling and Servicing Agreement, dated as of March 2, 2000, by and among Chase Manhattan Bank USA, National Association as Transferor on and after June 1, 1996, JPMorgan Chase Bank (formerly known as the Chase Manhattan Bank) as Transferor prior to June 1, 1996 and Servicer and The Bank of New York, as Trustee.

23. Series 2000-2 Supplement to the Pooling and Servicing Agreement, dated as of April 13, 2000, by and among Chase Manhattan Bank USA, National Association as Transferor on and after June 1, 1996, JPMorgan Chase Bank (formerly known as the Chase Manhattan Bank) as Transferor prior to June 1, 1996 and Servicer and The Bank of New York, as Trustee.

24. Series 2000-3 Supplement to the Pooling and Servicing Agreement, dated as of October 3, 2000, by and among Chase Manhattan Bank USA, National Association as Transferor on and after June 1, 1996, JPMorgan Chase Bank (formerly known as the Chase Manhattan Bank) as Transferor prior to June 1, 1996 and Servicer and The Bank of New York, as Trustee.

25. Series 2001-1 Supplement to the Pooling and Servicing Agreement, dated as of March 15, 2001, by and among Chase Manhattan Bank USA, National Association as Transferor on and after June 1, 1996, JPMorgan Chase Bank (formerly known as the Chase Manhattan Bank) as Transferor prior to June 1, 1996 and Servicer and The Bank of New York, as Trustee.


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                                                                             4

26. Series 2001-2 Supplement to the Pooling and Servicing Agreement, dated as of March 15, 2001, by and among Chase Manhattan Bank USA, National Association as Transferor on and after June 1, 1996, JPMorgan Chase Bank (formerly known as the Chase Manhattan Bank) as Transferor prior to June 1, 1996 and Servicer and The Bank of New York, as Trustee.

27. Series 2001-3 Supplement to the Pooling and Servicing Agreement, dated as of June 14, 2001, by and among Chase Manhattan Bank USA, National Association as Transferor on and after June 1, 1996, JPMorgan Chase Bank (formerly known as the Chase Manhattan Bank) as Transferor prior to June 1, 1996 and Servicer and The Bank of New York, as Trustee.

28. Series 2001-4 Supplement to the Pooling and Servicing Agreement, dated as of August 1, 2001, by and among Chase Manhattan Bank USA, National Association as Transferor on and after June 1, 1996, JPMorgan Chase Bank (formerly known as the Chase Manhattan Bank) as Transferor prior to June 1, 1996 and Servicer and The Bank of New York, as Trustee.

29. Series 2001-5 Supplement to the Pooling and Servicing Agreement, dated as of October 25, 2001, by and among Chase Manhattan Bank USA, National Association as Transferor on and after June 1, 1996, JPMorgan Chase Bank (formerly known as the Chase Manhattan Bank) as Transferor prior to June 1, 1996 and Servicer and The Bank of New York, as Trustee.

30. Series 2001-6 Supplement to the Pooling and Servicing Agreement, dated as of December 17, 2001, by and among Chase Manhattan Bank USA, National Association as Transferor on and after June 1, 1996, JPMorgan Chase Bank (formerly known as the Chase Manhattan Bank) as Transferor prior to June 1, 1996 and Servicer and The Bank of New York, as Trustee.